UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 District Avenue, Burlington, MA 01803

(Address of principal executive offices (Zip Code)

(617) 600-7373

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each executive on which registration
Common Stock, $0.0001 par value per share	NERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Minerva Neurosciences, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) on June 3, 2026. At the 2026 Annual Meeting, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Existing Charter”) to: (i) limit the liability of certain officers for monetary damages to the fullest extent permitted by Delaware law (the “Exculpation Amendment”) and (ii) to eliminate the exclusive forum provision (the “Exclusive Forum Amendment”). The Exculpation Amendment and the Exclusive Forum Amendment are described in detail under “Proposal 2: Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Reflect Delaware Law Provisions Allowing for the Exculpation of Certain Officers” and “Proposal 3: Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Eliminate the Exclusive Forum Provision,” respectively, of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2026 (the “2026 Proxy Statement”), which descriptions are incorporated herein by reference.

The foregoing description of the Exculpation Amendment and the Exclusive Forum Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Existing Charter, as amended by such amendments (the “Restated Charter”), a copy of which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference. The Restated Charter became effective upon its filing with the Secretary of State of the State of Delaware on June 4, 2026.

Additionally, on June 3, 2026, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Company’s bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The amendments effected by the Amended and Restated Bylaws, among other things:

•

update the provisions governing postponement, rescheduling and cancellation of annual and special stockholder meetings to specifically vest that authority in the Board, or any director or officer to whom the Board delegates such authority, at any time before or after notice of such meeting is given to stockholders, and clarify that notice of an adjourned meeting need not be separately given if the adjournment information is displayed on the electronic network used for the meeting during the time scheduled for the meeting, or is set forth in the original notice of meeting;

•	update the advance notice provision including, without limitation, to:

•	clarify that a nominating stockholder shall be a stockholder of record at the time of the annual meeting in addition to at the time of giving notice;

•

eliminate the prior carve-out acknowledging nominations and proposals properly brought pursuant to applicable provisions of federal law, including the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission thereunder, as an alternative basis for compliance with the advance notice procedures;

•	update the notice deadline applicable when the annual meeting date falls outside the window tied to the anniversary of the prior year’s annual meeting;

•

clarify that the election of directors shall not be a proper subject for stockholder action at a meeting that is called by stockholders, if at such time the stockholders are prohibited from filling vacancies or newly created directorships on the Board;

•	limit the number of nominees that a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting; and

•

reflect the universal proxy rules as set forth in Rule 14a-19 under the Exchange Act by, among other things, (i) requiring additional background information and disclosures regarding proposing stockholders and proposed nominees, (ii) requiring the stockholder making a nomination to represent whether it will comply with the universal proxy rules and (iii) providing that the nomination will be disregarded if the stockholder does not comply with the universal proxy rules;

•	address adjournment of stockholder meetings relying on remote communication due to a technical failure;

•	eliminate the former requirement that the list of stockholders entitled to vote at a stockholder meeting also be made available during the actual meeting;

•

amend the manner of acting to provide that where a different or minimum vote is provided by law or by applicable stock exchange rules, or by the certificate of incorporation or the bylaws of the Company, such different or minimum vote shall be the applicable vote on the matter;

•

amend exclusive forum provisions to add any appellate court from the Court of Chancery as part of the designated forum for certain derivative and state law claims and designate the United States District Court for the District of Delaware as a fallback forum if the Court of Chancery lacks or declines jurisdiction; and

•

designate the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The Amended and Restated Bylaws also include various other updates, including certain technical, conforming and clarifying changes. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting on June 3, 2026. As of April 9, 2026, the record date for the 2026 Annual Meeting, 43,841,998 shares of common stock of the Company were issued and outstanding. In addition, 3,296 shares of Series A Convertible Voting Preferred Stock were issued and outstanding, of which 196 shares have voting rights after taking into account the Maximum Percentage as described in the 2026 Proxy Statement, resulting in 92,708 shares of common stock on an as-converted to common stock basis. Therefore, there are 43,934,706 shares of common stock entitled to vote as of the record date. Each share of common stock is entitled to one vote. Each share of Series A Convertible Voting Preferred Stock outstanding as of the record date has the right to vote on an as-converted to common stock basis (i.e., each share of Series A Convertible Voting Preferred Stock is convertible into 473 shares of common stock), together with the shares of common stock and voting together as a single class, on all matters presented to the stockholders for approval, subject to the Maximum Percentage (as defined in the 2026 Proxy Statement). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the 2026 Annual Meeting are set forth below. These proposals are described in the 2026 Proxy Statement:

Proposal 1: Election of Directors. Two nominees were elected to serve on the Board until the Company’s 2029 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Dr. David Kupfer	23,211,099	7,182,190	4,904,233
Jan van Heek	30,369,333	23,956	4,904,233

Proposal 2: Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Reflect Delaware Law Provisions Allowing for the Exculpation of Certain Officers. The Company’s stockholders approved Proposal 2. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
27,222,961	3,169,756	572	4,904,233

Proposal 3: Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Eliminate the Exclusive Forum Provision. The Company’s stockholders approved Proposal 3. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
30,360,809	20,954	11,526	4,904,233

Proposal 4: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement. The Company’s stockholders approved Proposal 4. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
27,183,828	3,196,678	12,783	4,904,233

Proposal 5: Approval, on an Advisory Basis, of the Frequency of Solicitation of Future Advisory Stockholder Approval of Named Executive Officer Compensation. The Company’s stockholders approved Proposal 5. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
30,365,516	1,639	9,934	16,200	4,904,233

The Company’s stockholders voted one year for the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Consistent with these results, the Board determined that future stockholder advisory votes on named executive officer compensation will be held every year until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

Proposal 6: Ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
35,289,299	7,131	1,092	—

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Minerva Neurosciences, Inc., effective June 4, 2026

3.2	Amended and Restated Bylaws of Minerva Neurosciences, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

Date: June 4, 2026	By:	/s/ Frederick Ahlholm
Frederick Ahlholm
Chief Financial Officer